                    Company Contact:            Investor Contact:
                    Richard D. Falcone, CFO      Joseph M. Zappulla
[TACT LOGO]         TACT                         Wall Street Investor Relations
                    732-499-8228                 212-681-4100
                    rfalcone@tact.com            jzappulla@wallstreetir.com


THE A CONSULTING TEAM REPORTS SECOND QUARTER FINANCIAL RESULTS


NEW YORK, NEW YORK, AUGUST 10, 2005 - THE A CONSULTING TEAM, INC. ('TACT') (NASDAQ SMALLCAP: TACX), AN IT AND BUSINESS PROCESS OUTSOURCING (BPO) SERVICES PROVIDER TO FORTUNE 1000 COMPANIES, TODAY REPORTED FINANCIAL RESULTS FOR ITS SECOND QUARTER ENDED JUNE 30, 2005. THE COMPANY REPORTED REVENUE OF $6.7 MILLION, AN INCREASE OF $357,000 OR 5.6 PERCENT OVER THE SECOND QUARTER OF THE PREVIOUS YEAR AND REPRESENTS A 9.6 PERCENT INCREASE OVER THE FIRST QUARTER OF 2005. THE COMPANY REPORTED A NET LOSS OF $(546,000) OR $(0.24) PER SHARE, WHICH INCLUDES PRETAX CHARGES OF $617,000 OF COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION WITH VANGUARD INFO-SOLUTIONS CORPORATION ("VANGUARD"). THIS COMPARES TO NET EARNINGS OF $298,000 OR $0.14 PER SHARE IN THE SECOND QUARTER OF 2004 AND A NET LOSS OF $(259,000) OR $(0.12) PER SHARE IN THE FIRST QUARTER OF THE CURRENT YEAR, WHICH INCLUDED PRETAX CHARGES OF $545,000 OF COSTS RELATED TO SUCH PROPOSED BUSINESS COMBINATION, WHICH TACT RECENTLY TERMINATED.

---------------------------------------- ------------------------------------------ ---------------------------
(In 000s except per share amounts)                     THREE MONTHS ENDED               SIX MONTHS ENDED
---------------------------------------- -------------- ------------- ------------- ------------- -------------
                                            3-31-05        6-30-05       6-30-04       6-30-05       6-30-04
---------------------------------------- -------------- ------------- ------------- ------------- -------------
REVENUE                                  $    6,115     $   6,704     $   6,347     $ 12,819       $ 12,148
---------------------------------------- -------------- ------------- ------------- ------------- -------------
GROSS PROFIT                             $    1,875     $   1,782     $   1,907     $  3,658       $  3,589
---------------------------------------- -------------- ------------- ------------- ------------- -------------
INCOME/(LOSS) FROM OPERATIONS            $     (257)    $    (543)    $     337     $   (800)      $    611
---------------------------------------- -------------- ------------- ------------- ------------- -------------
NET INCOME (LOSS)                        $     (259)    $    (546)    $     298     $   (805)      $    518
---------------------------------------- -------------- ------------- ------------- ------------- -------------
EPS PER BASIC SHARE                      $    (0.12)    $   (0.24)    $    0.14     $  (0.37)      $   0.24
---------------------------------------- -------------- ------------- ------------- ------------- -------------

The Company's gross margin was 26.6 percent during the second quarter, compared to 30.7 percent in the previous quarter and 30 percent in the second quarter of 2004. The margin decreased as a result of costs for additional technical and support staff, which are scheduled to start work on new projects.

Shmuel BenTov, TACT's chairman and CEO, commented, "Over the last two quarters, costs associated with the proposed business combination with Vanguard has resulted in TACT breaking its string of consecutive profitability. Operationally, TACT has delivered continuous positive results. Further highlighting our progress is the sequential and year-over-year quarter to quarter revenue growth." Mr. BenTov continued, "On August 4, 2005 our Board of Directors voted to terminate the proposed transactions with Vanguard Info-Solutions Corporation and Oak Finance Investments Limited, as we felt this was in the best interest of our shareholders, employees and clients."

"TACT continues to be financially strong with a current ratio of 2.46 and a tangible book value of $1.98, with no long term debt," added Richard Falcone, TACT's CFO. "Once costs associated with the terminated transactions are concluded, we expect to return to profitability in future quarters."

TACT has scheduled a conference call to discuss its quarterly results at 4:15pm on Wednesday, August 17, 2005. The call in number for the conference call will be 800-263-9160, the reservation number will be 21257920. The call will be available via the internet at www.fulldisclosure.com. A replay of the conference call in its entirety will be available for 24 hours approximately two hours after its completion by dialing 800-633-8284 and entering the confirmation number listed above and through CCNB.

ABOUT TACT
TACT (Nasdaq SmallCap:TACX) is an end-to-end IT and Business Process Outsourcing
(BPO) services provider to Fortune 1000 companies, and other large organizations. TACT through its SMART Approach, a leading edge set of end-to-end solutions and services that include Strategy, Methodology, Architecture, Resources and Tools provides its clients with modernization and development services, which include systems that should be replaced and rewritten, enhanced, converted or Web Enabled. More information about TACT(R) can be found at its web site at http://www.tact.com


"Safe Harbor" Statements under the Private Securities Litigation Reform Act of 1995: Statements made in this press release which are not historical facts, including those that refer to TACT plans, beliefs and intentions, are "forward-looking statements" that involve risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from the forward-looking statements, and include, but are not limited to, TACT's ability to scale its existing and any new businesses. For a more complete description of the risks that apply to TACT's business, please refer to the Company's filings with the Securities and Exchange Commission. The Company's actual results may differ materially from the results anticipated in these forward-looking statements as a result of certain factors set forth under Risk Factors and elsewhere in the Company's Annual Report on Form 10-K with the Securities and Exchange Commission on March 25, 2005


                 * * * * * Financial Statement Follow * * * * *

                           THE A CONSULTING TEAM, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET


                                                  JUNE 30,         DECEMBER 31,
                                                    2005              2004
                                             ----------------------------------
                                                (UNAUDITED)
ASSETS
Current Assets:
Cash and cash equivalents                        $1,045,209         $2,493,104
Accounts receivable                               4,576,742          3,810,759
Other current assets                                514,739            399,704
                                                 ----------         ----------
 Total Current Assets                             6,136,690          6,703,567
Investment at cost                                  337,059             87,059
Property and equipment, net                         512,899            556,896
Intangibles and Goodwill, net                     1,140,964          1,175,631
Deposits                                            120,363            126,363
                                                 ----------         ----------
 Total Assets                                    $8,247,974         $8,649,516
                                                 ==========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                              $2,492,119         $2,213,139
Other liabilities                                     6,218             13,479
                                                 ----------         ----------
Total liabilities                                 2,498,337          2,226,618

Total shareholders' equity                        5,749,637          6,422,898

                                                 ----------         ----------
Total liabilities and shareholders' equity       $8,247,974         $8,649,516
                                                 ==========         ==========

                           THE A CONSULTING TEAM, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                              SIX MONTHS ENDED                 THREE MONTHS ENDED
                                                  JUNE 30,                          JUNE 30,
                                       -----------------------------     -----------------------------
                                            2005            2004              2005            2004
                                       ------------     ------------     ------------     ------------
Revenues                               $ 12,819,166     $ 12,148,284     $  6,704,056     $  6,347,212
Cost of revenues                          9,161,623        8,559,354        4,921,344        4,439,925
                                       ------------     ------------     ------------     ------------
Gross profit                              3,657,543        3,588,930        1,782,712        1,907,287
                                              28.53%           29.54%           26.59%           30.05%
Operating expenses:
Selling, general & administrative         4,336,285        2,751,329        2,264,874        1,464,526
Depreciation & amortization                 121,464          226,531           61,274          106,256
                                       ------------     ------------     ------------     ------------
                                          4,457,749        2,977,860        2,326,148        1,570,782
                                       ------------     ------------     ------------     ------------
Income (loss) from operations              (800,206)         611,070         (543,436)         336,505
Other income(expense):
Interest expense, net                         5,635          (13,512)           2,188           (9,776)
                                       ------------     ------------     ------------     ------------
Income (loss) before income taxes          (794,571)         597,558         (541,248)         326,729
Provision (Benefit) for income taxes         10,296           80,043            4,375           29,137
                                       ------------     ------------     ------------     ------------
Net income (loss)                      $   (804,867)    $    517,515     $   (545,623)    $    297,592
                                       ============     ============     ============     ============

Net income (loss) earning per share:
Basic                                  $      (0.37)    $       0.24     $      (0.24)    $       0.14
                                       ============     ============     ============     ============
Diluted                                $      (0.37)    $       0.22     $      (0.24)    $       0.13
                                       ============     ============     ============     ============